ASSIGNMENT OF MANAGEMENT SERVICES AGREEMENT

THIS ASSIGNMENT OF MANAGEMENT SERVICES AGREEMENT (the “Assignment”) is made this 3rd day of December, 2010, by and between Synergistic Resources, LLC, a California limited liability company (“Assignor”), and General Health Services, Inc., a California corporation (the “Assignee”).

RECITALS

A.           Assignor is a party to that certain Management Services Agreement dated as of March 1, 2008 by and between Assignor and Kien P. Tran, M.D., Inc. (the “Management Agreement”);

B.           Assignor and Assignee have entered into a Reorganization and Asset Purchase Agreement (the “Asset Agreement”) of even date herewith, wherein Assignor has sold substantially all of its assets to Assignee;

C.           As a condition to the closing of the Asset Agreement, Assignor and Assignee are required to execute this Assignment, with an effective date of December 1, 2010 (the “Effective Date”);

D.           Assignor and Assignee desire to transfer the Management Agreement from Assignor to Assignee.

ASSIGNMENT

1.           Effective as of the Effective Date, Assignor hereby sells, grants, transfers, conveys, assigns, and delivers to Assignee all of Assignor’s right, title, and interest in and to the Management Agreement.

2.           Assignee hereby accepts the assignment of the Management Agreement.

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IN WITNESS WHEREOF, the parties have entered into this Assignment the day and year first above written.

“Assignor”		“Assignee”

Synergistic Resources, LLC,		General Health Services, Inc.,
a California limited liability company		a California corporation

/s/ Brent Inzer		/s/ James Pakulis
By:	Brent Inzer	By:	James Pakulis
Its:	Manager	Its:	President

The undersigned hereby consents to the assignment of the Management Agreement from Assignor to Assignee as set forth herein.

Kien P. Tran, M.D., Inc.

/s/ Kien P. Tran
By:	Kien P. Tran
Its:	President

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